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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 30, 2005

                               Eye Dynamics, Inc.
             (Exact name of the Company as specified in its charter)

           Nevada                   0-27857                   88-0249812
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

                 2301 W. 205th Street, #102, Torrance, CA 90501
                 ----------------------------------------------
                    (Address of principal executive offices)


              The Company's telephone number, including area code:

                                  310-328-0477




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 30, 2005 Eye Dynamics, Inc. ("Eye Dynamics") entered into a Third Amendment to the Agreement and Plan of Merger, dated September 1, 2005 (the "Merger Agreement") among Eye Dynamics, OrthoNetx, Inc. and Eye Dynamics Acquisition Corp., a direct wholly owned subsidiary of Eye Dynamics.

     The Third Amendment extends the latest date by which the closing must occur to December 19, 2005. The date had previously been extended to November 30, 2005 by virtue of the Second Amendment to the Merger Agreement.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Eye Dynamics, Inc., a Nevada
                                       corporation

                                  By: /s/ Ronald A. Waldorf
                                      ---------------------
                                      Ronald A. Waldorf, Chief Executive Officer

Date: November 30, 2005